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Exhibit 99.2

Rocket Lab Provides Update on Prior Q3 Guidance

Long Beach, California. Sept. 26, 2023 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the company”), a global leader in launch services and space systems, today announced it is adjusting certain elements of its expected Q3 2023 financial outlook previously provided on August 8, 2023 resulting from the September 19, 2023 launch anomaly as follows;

	Revised Q3 Guidance	Prior Q3 Guidance
Revenue	$66 million to $68 million	$73 million to $77 million
Launch Services revenue	$22 million	$30 million
Space Systems revenue	$44 million to $46 million	$43 million to $47 million
GAAP Gross Margin	18% to 20%	21% to 23%
Non-GAAP Gross Margin*	26% to 28%	28% to 30%

* See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin and Non-GAAP Operating Expenses expectations for Q3 2023 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $13 million to $14 million in Q3 2023.

The adjustments reflect the postponement of a scheduled Electron mission, previously expected to launch before the end of the third quarter 2023, while the Company completes an investigation into the in-flight anomaly. The company does not anticipate any material incremental expenses to be recognized in Q3 2023 as a result of the anomaly.

Rocket Lab is leading the anomaly investigation at pace with oversight from the Federal Aviation Administration (FAA). Rocket Lab has previously completed 37 successful Electron missions, deploying 171 satellites to orbit. With multiple Electron launch vehicles in production, and launch sites standing ready, Rocket Lab is in position to return to flight as soon as investigations are complete and corrective measures are in place.

+ Rocket Lab Investor Relations Contact

Colin Canfield

investors@rocketlabusa.com

+ Rocket Lab Media Contact

Morgan Bailey

media@rocketlabusa.com

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+ About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier, and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle, the Photon satellite platform, and the Company is developing the large Neutron launch vehicle for constellation deployment. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 171 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch pad in Virginia. To learn more, visit www.rocketlabusa.com.

+ Forward Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our expectations of financial results for the third quarter of 2023, strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including risks related to delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; general economic uncertainty and turbulence which could impact our customers’ ability to pay what we are owed; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; any inability to effectively integrate recently acquired assets; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination

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rights; risks that acquisitions may not be completed on the anticipated time frame or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 7, 2023, and elsewhere. There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

+ Use of Non-GAAP Financial Measures

We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. We have not provided a reconciliation for forward-looking non GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock based compensation and its related tax effects.

The following definitions are provided:

+ Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.

+ Other Non-GAAP Financial Measures

Non-GAAP gross profit, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.

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